[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)




                      MFS(R) HIGH YIELD
                      OPPORTUNITIES FUND
                      ANNUAL REPORT o JANUARY 31, 1999


                               [Graphic Omitted]

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 32)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
MFS' Year 2000 Readiness Disclosure ....................................... 30
Trustees and Officers ..................................................... 33

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders:

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of January 31, 1999, MFS manages over $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    February 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
     Robert J. Manning

The Fund commenced operations on July 1, 1998, and from that date through January 31, 1999, Class A shares provided a total return of -9.45%, Class B shares -9.69%, Class C shares -9.89%, and Class I shares -8.96%. These returns include the reinvestment of distributions but exclude the effects of any sales charges. From July 31, 1998, through January 31, 1999, the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt, returned -1.63%, while the average high current yield fund returned -3.80% as reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance.

Q. LAST YEAR WAS VOLATILE FOR MOST INVESTMENT MARKETS, INCLUDING THE HIGH- YIELD BOND MARKET. WHAT IMPACT DID THIS HAVE ON THE FUND?

A. The impact, particularly on somewhat more-aggressive funds such as this one, was negative because investors moved toward the highest-quality securities, such as U.S. Treasuries, and away from almost everything else. This flight to quality helped push yields on Treasuries lower, while yields on other securities, including emerging market, high-grade, and high-yield corporate debt, moved higher. Because bond prices and yields move in opposite directions, prices for these securities went down, while prices for Treasuries went up. This meant lower total returns for many non-Treasury portfolios. However, while this Fund is likely to be more volatile than a conventional high-yield fund, we are selecting credits and picking bonds based on their long-term outlooks. That's the approach we think investors should take toward this Fund, too.

Q. WHY DID MFS INTRODUCE A NEW HIGH-YIELD FUND IN 1998?

A. We felt that the high-yield market had grown to a point at which we could offer a portfolio that meets the needs of more-aggressive high-yield investors who are willing to take a little more risk in exchange for the opportunity to achieve somewhat higher yields. In 1978, only about $1.6 billion in new high-yield corporate debt was issued. Last year, the figure was $141 billion, and the group of companies issuing high-yield debt was much more diverse. We think the growth of the high-yield market makes a portfolio like this one practical.

Q. HOW ARE YOU ATTEMPTING TO ACHIEVE A HIGHER YIELD?

A. We are trying to take full advantage of global investment opportunities by focusing on domestic companies that are a little further down the credit-quality spectrum and on emerging markets debt. We are also taking larger positions in credits we believe offer long-term opportunities for greater returns. While this investment strategy is somewhat aggressive, it relies heavily on MFS(R) Original Research(SM) to find potential holdings. Our research team evaluates such factors as company managements, financial ratios, debt leverage, asset coverage, and industry fundamentals.

Q. COULD YOU TALK ABOUT SOME OF THE INDUSTRIES YOU'RE EMPHASIZING IN THE FUND?

A. Our largest sectors are telecommunications and media. In telecommunications, we're focusing on the competitive local exchange companies, better known as CLECs. These companies build fiber-optic networks in metropolitan areas and compete with the telephone companies for business customers. They have newly installed fiber optic cables in the ground, and they're benefiting from the tremendous growth in voice and data traffic. In media, our emphasis is on cable television companies, which have performed very well and whose valuations have risen substantially following the announcement that AT&T would acquire Telecommunications, Inc. That announcement has led investors to expect further consolidation in the industry as better-capitalized, higher-rated telecom companies seek to acquire cable companies. The cable network is viewed as a very cost-efficient way to deliver high-speed Internet services to the home.

Q. ARE THERE ANY PARTICULARLY INTERESTING COMPANIES YOU CAN TALK ABOUT?

A. One of our larger CLEC holdings is COLT Telecom, which is rapidly expanding its fiber-optic networks in major European cities such as Amsterdam, Paris, Frankfurt, Madrid, and London. Another example is NTL, which offers cable and telephone services to residential customers in the United Kingdom. It was just announced that Microsoft is going to invest $500 million in the company. We think that the convergence of cable television, telecommunication, and Internet technologies provides opportunities for investors in the high-yield market.

Q. WHAT CAN YOU TELL US ABOUT THE FUND'S EMERGING MARKET EXPOSURE?

A. It's primarily in sovereign, that is, government-issued, credits. In general, we think emerging markets debt is likely to experience continued volatility. Over the past year, we have seen the crises move from Asia to Russia, and now to Latin America. In Latin America, a lot hinges on the outcome of adjustment efforts in Brazil, where the situation remains unsettled following the Brazilian government's decision to let its currency trade freely, or "float," on global currency markets. We do see some improvements in underlying fundamentals among select Asian countries, as exemplified by the recent ratings upgrade of South Korea. Eastern European countries such as Poland and Bulgaria have been relatively insulated from the problems in Brazil. In short, we think the problems in emerging markets are still present, but the high yields appear to adequately reflect many of the risks.

Q. WHAT IS YOUR CURRENT OUTLOOK ON THE HIGH-YIELD MARKET?

A. We expect the high-yield market to perform well in 1999. The premiums investors are being paid for owning high-yield bonds are at historically high levels and, over the long term, we expect these premiums to more than compensate for credit risks. In addition, we think the present environment of moderate economic growth and low inflation is a favorable one for high-yield bonds. However, given the uncertainties in the world economies, we believe that careful credit selection will remain crucial to the Fund's performance.


/s/ Robert J. Manning

    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   ROBERT J. MANNING IS SENIOR VICE PRESIDENT, DIRECTOR OF FIXED INCOME RESEARCH AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT. HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, MFS(R) SPECIAL VALUE TRUST, MFS(R) AMERICAN(SM) U.S. HIGH YIELD FUND, AND MFS(R) MERIDIAN(SM) U.S. HIGH YIELD FUND.

   MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER OF MFS SPECIAL VALUE TRUST IN 1992, SENIOR VICE PRESIDENT IN 1993, PORTFOLIO MANAGER OF MFS HIGH INCOME FUND IN 1994, PORTFOLIO MANAGER OF MFS HIGH YIELD OPPORTUNITIES FUND IN 1998, AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED AN M.B.A. DEGREE IN FINANCE FROM BOSTON COLLEGE.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------
  OBJECTIVE:               SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY IN A
                           DIVERSIFIED PORTFOLIO OF FIXED-INCOME SECURITIES.
                           CAPITAL GROWTH, IF ANY, IS INCIDENTAL.
  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   JULY 1, 1998
  CLASS INCEPTION:         CLASS A  JULY 1, 1998
                           CLASS B  JULY 1, 1998
                           CLASS C  JULY 1, 1998
                           CLASS I  JULY 1, 1998
  SIZE:                    $7.3 MILLION NET ASSETS AS OF JANUARY 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from July 1, 1998, through January 31, 1999)

        MFS High Yield        Lehman
        Opportunities        High Yield
        Fund - Class A       Bond Index
-------------------------------------------
7/98      $10,000            $10,000
1/99        8,625              9,837

AVERAGE ANNUAL TOTAL RETURNS THROUGH JANUARY 31, 1999

CLASS A
                                                                10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                                            - 9.45%
--------------------------------------------------------------------------------
SEC Results                                                            -13.75%
--------------------------------------------------------------------------------

CLASS B
                                                                10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                                            - 9.69%
--------------------------------------------------------------------------------
SEC Results                                                            -13.11%
--------------------------------------------------------------------------------

CLASS C
                                                                10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                                            - 9.89%
--------------------------------------------------------------------------------
SEC Results                                                            -10.74%
--------------------------------------------------------------------------------

CLASS I
                                                                10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                                            - 8.96%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                10 Years/Life*
--------------------------------------------------------------------------------
Average high current yield fund**                                      - 3.80%
--------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index+                                 - 1.63%
--------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999. Index results are from July 31, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: AIM

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 1999

PORTFOLIO STRUCTURE

               High-Yield Corporates                 70.3%
               Emerging Markets                      21.3%
               Equity                                 5.2%
               Cash                                   3.2%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS -- January 31, 1999

Bonds - 89.2%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 61.2%
 Aerospace - 1.4%
   L-3 Communications Corp., 10.375s, 2007                   $ 90    $   99,450
-------------------------------------------------------------------------------
 Building Materials - 0.5%
   Schuff Steel Co., 10.5s, 2008                             $ 40    $   35,500
-------------------------------------------------------------------------------
 Business Services - 2.5%
   Anacomp, Inc., 10.875s, 2004                              $ 50    $   52,000
   Iron Mountain, Inc., 10.125s, 2006                          35        38,325
   Pierce Leahy Corp., 11.125s, 2006                           85        93,075
                                                                     ----------
                                                                     $  183,400
-------------------------------------------------------------------------------
 Chemicals - 1.9%
   NL Industries, Inc., 11.75s, 2003                         $ 90    $   96,300
   Sterling Chemicals, Inc., 11.25s, 2007                      50        42,000
                                                                     ----------
                                                                     $  138,300
-------------------------------------------------------------------------------
 Consumer Goods and Services - 2.0%
   Galey & Lord, Inc., 9.125s, 2008                          $ 45    $   35,550
   Polymer Group, Inc., 9s, 2007                               50        50,312
   Remington Products Co. LLC, 11s, 2006                       50        35,375
   Samsonite Corp., 10.75s, 2008                               30        24,000
                                                                     ----------
                                                                     $  145,237
-------------------------------------------------------------------------------
 Container, Forest and Paper Products - 2.1%
   Applied Extrusion Technologies, Inc., 11.5s, 2002         $ 50    $   51,500
   Florida Coast Paper Co. LLC, 12.75s, 2003**                 20         8,800
   Gaylord Container Corp., 9.75s, 2007                        55        50,875
   Gaylord Container Corp., 9.875s, 2008                       50        39,250
                                                                     ----------
                                                                     $  150,425
-------------------------------------------------------------------------------
 Electric and Gas Utility Revenue - 1.0%
   International Utility Structures, 10.75s, 2008            $ 75    $   70,875
-------------------------------------------------------------------------------
 Energy - 3.5%
   Cheasapeake Energy Corp., 9.625s, 2005                    $ 50    $   37,000
   Continental Resources, Inc., 10.25s, 2009                   25        19,500
   Forest Oil Corp., 10.5s, 2006                               75        74,108
   P&L Coal Holdings Corp., 9.625s, 2008                       75        77,813
   Pride Petroleum Services, Inc., 9.375s, 2007                50        47,250
                                                                     ----------
                                                                     $  255,671
-------------------------------------------------------------------------------
 Entertainment - 1.4%
   AMC Entertainment, Inc., 9.5s, 2009                       $ 50    $   49,625
   Cinemark USA, Inc., 9.625s, 2008                            50        51,500
                                                                     ----------
                                                                     $  101,125
-------------------------------------------------------------------------------
 Food and Beverage Products - 1.6%
   Friendly Ice Cream Corp., 10.5s, 2007                     $ 25    $   22,563
   Specialty Foods Corp., 10.25s, 2001                        100        95,000
                                                                     ----------
                                                                     $  117,563
-------------------------------------------------------------------------------
 Gaming and Hotels - 2.3%
   Boyd Gaming Corp., 9.5s, 2007                             $ 25    $   25,500
   Casino America, Inc., 12.5s, 2003                           50        55,500
   Lady Luck Gaming Corp., 11.875s, 2001                       65        66,300
   Santa Fe Hotel, Inc., 11s, 2000                             25        23,625
                                                                     ----------
                                                                     $  170,925
-------------------------------------------------------------------------------
 Industrial - 7.3%
   Grove Holdings LLC/Capital, Inc. 0s to 2003,
     11.625s to 2009                                         $ 45    $   18,394
   Hayes Wheels International, Inc., 11s, 2006                 50        55,625
   Interlake Corp., 12s, 2001                                  90        96,300
   International Knife & Saw, Inc., 11.375s, 2006              50        51,312
   Johnstown America Industries, 11.75s, 2005                  75        79,500
   K & F Industries, Inc., 9.25s, 2007                         75        76,500
   Metallurg Holdings, Inc., 0s to 2003, 12.75s to 2008        50        16,500
   Oxford Automotive, Inc., 10.125s, 2007                      35        36,225
   Simonds Industries, Inc., 10.25s, 2008                      50        51,500
   Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008       120        51,600
                                                                     ----------
                                                                     $  533,456
-------------------------------------------------------------------------------
 Media - 9.1%
   Avalon Cable Holdings LLC, 0s to 2003,
     11.875s to 2008##                                       $100    $   61,000
   Classic Communications, Inc., 0s to 2003,
     13.25s to 2009                                            50        31,250
   Cumulus Media, Inc., 10.375s, 2008                          50        54,250
   FrontierVision Holding LP, 11s, 2006                        75        84,188
   Granite Broadcasting Corp., 10.375s, 2005                   25        25,875
   Impsat Corp., 12.375s, 2008                                 50        39,000
   Intermedia Capital Partners IV, LP, 11.25s, 2006            50        58,000
   NTL, Inc., 0s to 2003, 9.75s to 2008                        55        38,431
   NTL, Inc., 0s to 2003, 12.375s, to 2008##                  150       103,500
   United International Holdings, Inc., 10.75s, 2008          250       167,500
                                                                     ----------
                                                                     $  662,994
-------------------------------------------------------------------------------
 Medical and Health Technology and Services - 0.6%
   Alaris Medical Inc., 0s to 2003, 11.125s to 2008##        $ 75    $   44,625
-------------------------------------------------------------------------------
 Metals and Minerals - 2.3%
   Doe Run Resources Corp., 11.25s, 2005                     $ 50    $   42,500
   Kaiser Aluminum & Chemical Corp., 9.875s, 2002              50        48,500
   Metal Management, Inc., 10s, 2008                           50        30,000
   WCI Steel, Inc., 10s, 2004                                  45        45,225
                                                                     ----------
                                                                     $  166,225
-------------------------------------------------------------------------------
 Retail - 1.7%
   J. Crew Group Inc., 0s to 2002, 13.125s to 2008           $ 45    $   21,375
   J. Crew Operating Corp., 10.375s, 2007                      60        54,600
   Musicland Group, Inc., 9s, 2003                             50        49,500
                                                                     ----------
                                                                     $  125,475
-------------------------------------------------------------------------------
 Supermarkets - 5.2%
   Jitney-Jungle Stores of America, Inc., 12s, 2006          $100    $  112,000
   Pathmark Stores, Inc., 0s to 1999, 10.75s to 2003          185       160,950
   Pathmark Stores, Inc., 11.625s, 2002                        75        75,000
   Penn Traffic Co., 8.625s, 2003**                            75        36,000
                                                                     ----------
                                                                     $  383,950
-------------------------------------------------------------------------------
 Telecommunications - 14.8%
   Allegiance Telecom Inc., 12.875s, 2008                    $ 80    $   82,400
   Centennial Cellular Operating Co., 10.75s, 2008##           30        31,650
   GCI, Inc., 9.75s, 2007                                      65        64,675
   ICG Holdings, Inc., 0s to 2001, 12.5s to 2006              100        77,000
   ITC Deltacom, Inc., 9.75s, 2008##                           50        52,750
   Metromedia Fiber Network, Inc., 10s, 2008##                 70        74,200
   MJD Communications, Inc., 9.5s, 2008                        60        61,050
   Mobile Telecommunication Technologies Corp.,
     13.5s, 2002                                               60        68,250
   Nextel Communications, Inc., 0s, to 2003, 11.5s to 2008     45        28,800
   Nextel International, Inc., 0s to 2003, 12.125 to 2008      40        18,550
   Northeast Optic Network, 12.75s, 2008                       35        35,350
   Orbital Imaging Corp., 11.625s, 2005                        25        26,000
   Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008         40        18,800
   Pathnet, Inc., 12.25s, 2008                                 20        11,600
   Pinnacle Holdings, Inc., 1s, 2008                           40        24,300
   Psinet, Inc., 10s, 2005                                     50        51,500
   Qwest Communications International, Inc., 10.875s, 2007     36        41,535
   Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008##      100        57,000
   Time Warner Telecommunications Inc., 9.75s, 2008            30        32,100
   Triton PCS, Inc., 0s to 2003, 11s to 2008                   80        43,200
   Unisys Corp., 12s, 2003                                     50        55,500
   Verio, Inc., 11.25s, 2008##                                120       126,600
                                                                     ----------
                                                                     $1,082,810
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $4,857,418
-------------------------------------------------------------------------------
Foreign Bonds - 28.0%
 Argentina - 1.4%
   Republic of Argentina, 11s, 2005                          $ 35    $   31,675
   Republic of Argentina, 11s, 2006                            74        67,636
                                                                     ----------
                                                                     $   99,311
-------------------------------------------------------------------------------
 Brazil - 2.3%
   Banco Nacional De Desenvolvi, 15.224s, 2008               $190    $  128,250
   Federal Republic of Brazil, 6.125s, 2024                    70        37,716
                                                                     ----------
                                                                     $  165,966
-------------------------------------------------------------------------------
 Bulgaria - 3.6%
   National Republic of Bulgaria, 6.688s, 2011               $387    $  260,645
-------------------------------------------------------------------------------
 Canada - 0.5%
   PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)       $ 50    $   37,750
-------------------------------------------------------------------------------
 Colombia - 2.3%
   Republic of Colombia, 7.625s, 2007                        $170    $  139,400
   Republic of Colombia, 8.375s, 2027                          40        29,600
                                                                     ----------
                                                                     $  169,000
-------------------------------------------------------------------------------
 Luxembourg - 1.5%
   Millicom International Cellular Communications Corp.,
     0s to 2001, 13.5s to 2006 (Telecommunications)          $150    $  108,750
-------------------------------------------------------------------------------
 Mexico - 3.9%
   Satelites Mexicanos SA De CV, 10.125s, 2004
     (Telecommunications)##                                  $ 50    $   40,375
   United Mexican States, 11.375s, 2016                       134       138,020
   United Mexican States, 11.5s, 2026                          99       104,445
                                                                     ----------
                                                                     $  282,840
-------------------------------------------------------------------------------
 Netherlands - 2.6%
   Hermes Europe Railtel B. V., 10.375s, 2009##              $ 50    $   53,250
   Versatel Telecom B.V., 13.25s, 2008                         50        51,750
   Versatel Telecom B.V., 13.25s, 2008##                       75        77,625
                                                                     ----------
                                                                     $  182,625
-------------------------------------------------------------------------------
 Panama - 2.0%
   Republic of Panama, 8.25s, 2008                           $ 95    $   87,400
   Republic of Panama, 8.875s, 2027                            68        61,200
                                                                     ----------
                                                                     $  148,600
-------------------------------------------------------------------------------
 Philippines - 1.6%
   Republic of Philippines, 9.875s, 2019                     $115    $  117,875
-------------------------------------------------------------------------------
 Russia - 0.7%
   Ministry of Finance, 10s, 2007                            $165    $   51,150
-------------------------------------------------------------------------------
 South Korea - 2.4%
   Republic of Korea, 8.875s, 2008                           $168    $  179,135
-------------------------------------------------------------------------------
 United Kingdom - 2.8%
   Dialog Corporation PLC, 11s, 2007                         $ 25    $   24,437
   Dolphin Telecom PLC, 11.5s, 2008##                          80        30,800
   Esat Telecom Group PLC, 11.875s, 2008##                     70        72,800
   Espirit Telecom Group PLC, 10.875s, 2008                    75        78,750
                                                                     ----------
                                                                     $  206,787
-------------------------------------------------------------------------------
 Venezuela - 0.4%
   Republic of Venezuela, 9.25s, 2027                        $ 55    $   31,350
-------------------------------------------------------------------------------
Total Foreign Bonds                                                  $2,041,784
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $6,584,195)                            $6,509,790
-------------------------------------------------------------------------------

Preferred Stock - 5.2%
-------------------------------------------------------------------------------
                                                          SHARES
-------------------------------------------------------------------------------
 Energy - 0.8%
   CSC Holdings, Inc., 11.125%                                513    $   59,764
-------------------------------------------------------------------------------
 Media - 0.9%
   Primedia, Inc., 8.625%                                     650    $   63,051
-------------------------------------------------------------------------------
 Telecommunications - 3.5%
   Crown Castle International Corp.## *                       150    $  156,000
   Global Crossing Holdings Ltd.## *                        1,000        97,750
                                                                     ----------
                                                                     $  253,750
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $367,575)                    $  376,565
-------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------
   Orbital Imaging Corp. (Telecommunications) *                25    $    1,000
   Pathnet, Inc. (Telecommunications)##*                       20           200
   Versatel Telecom B.V. Netherlands (Telecommunications)*    125         1,250
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,748)                             $    2,450
-------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., due 2/01/99,
     at Amortized Cost                                       $255    $  255,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,209,518)                      $7,143,805
Other Assets, Less Liabilities - 2.1%                                   156,734
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $7,300,539
-------------------------------------------------------------------------------

 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.

See portfolio notes and notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JANUARY 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $7,209,518)                $7,143,805
  Cash                                                                   77,268
  Receivable for Fund shares sold                                        20,040
  Receivable for investments sold                                        18,431
  Interest and dividends receivable                                     148,089
                                                                     ----------
      Total assets                                                   $7,407,633
                                                                     ----------
Liabilities:
  Distributions payable                                               $  30,075
  Payable for investments purchased                                      74,108
  Payable to affiliates -
    Management fee                                                          388
    Distribution and service fee                                          2,523
                                                                     ----------
      Total liabilities                                              $  107,094
                                                                     ----------
Net assets                                                           $7,300,539
                                                                     ==========

Net assets consist of:
  Paid-in capital                                                    $7,735,266
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                        (65,713)
  Accumulated net realized loss on investments                         (364,389)
  Accumulated distributions in excess of net investment
    income                                                               (4,625)
                                                                     ----------
      Total                                                          $7,300,539
                                                                     ==========
Shares of beneficial interest outstanding                              855,219
                                                                       =======
Class A shares:
  Net asset value per share
    (net assets of $2,052,234 / 240,629 shares of beneficial
      interest outstanding)                                             $8.53
                                                                        =====
  Offering price per share (100 / 95.25)                                $8.95
                                                                        =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $4,307,512 / 504,180 shares of beneficial
      interest outstanding)                                             $8.54
                                                                        =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $940,650 / 110,393 shares of beneficial
      interest outstanding)                                             $8.52
                                                                        =====

Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $142.88 / 16.70 shares of
    beneficial interest outstanding)                                    $8.56
                                                                        =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
PERIOD ENDED JANUARY 31, 1999*
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                          $ 290,199
    Dividends                                                             2,573
                                                                      ---------
      Total investment income                                         $ 292,772
                                                                      ---------
  Expenses -
    Management fee                                                    $  16,977
    Trustees' compensation                                                2,966
    Shareholder servicing agent fee                                       2,936
    Distribution and service fee (Class A)                                3,889
    Distribution and service fee (Class B)                               12,566
    Distribution and service fee (Class C)                                2,441
    Administrative fee                                                      239
    Custodian fee                                                         3,044
    Printing                                                             28,312
    Postage                                                                 402
    Auditing fees                                                        15,185
    Legal fees                                                            1,890
    Registration fees                                                    42,735
    Miscellaneous                                                         3,784
                                                                      ---------
      Total expenses                                                  $ 137,366
    Reduction of expenses by investment adviser                        (101,494)
                                                                      ---------
      Net expenses                                                    $  35,872
                                                                      ---------
        Net investment income                                         $ 256,900
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                           $(363,142)
    Foreign currency transactions                                          (118)
                                                                      ---------
        Net realized loss on investments and foreign currency
          transactions                                                $(363,260)
                                                                      ---------
  Change in unrealized depreciation on investments                    $ (65,713)
                                                                      ---------
          Net realized and unrealized loss on investments and
            foreign currency translation                              $(428,973)
                                                                      ---------
            Decrease in net assets from operations                    $(172,073)
                                                                      =========
* For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
PERIOD ENDED JANUARY 31, 1999*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $  256,900
  Net realized loss on investments and foreign currency
    transactions                                                       (363,260)
  Net unrealized loss on investments and foreign currency
    transactions                                                        (65,713)
                                                                     ----------
      Decrease in net assets from operations                         $ (172,073)
                                                                     ----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $ (111,834)
  From net investment income (Class B)                                 (121,561)
  From net investment income (Class C)                                  (23,497)
  From net investment income (Class I)                                       (8)
  In excess of net investment income (Class A)                           (2,505)
  In excess of net investment income (Class B)                           (2,723)
  In excess of net investment income (Class C)                             (526)
                                                                     ----------
      Total distributions declared to shareholders                   $ (262,654)
                                                                     ----------
Net increase in net assets from Fund share transactions              $7,735,266
                                                                     ----------
      Total increase in net assets                                   $7,300,539
Net assets:
  At beginning of period                                                 --
                                                                     ----------
  At end of period (including accumulated distributions in excess
    of net investment income of $4,625)                              $7,300,539
                                                                     ==========
* For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------
PERIOD ENDED JANUARY 31,                                             1999*
-----------------------------------------------------------------------------
                                                                   CLASS  A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $10.00
                                                                     ------

Income from investment operations# -
  Net investment income(S)                                           $ 0.54
  Net realized and unrealized loss on investments and foreign
    currency transactions                                             (1.50)
                                                                     ------
      Total from investment operations                               $(0.96)
                                                                     ------

Less distributions declared to shareholders -
  From net investment income                                         $(0.50)
  In excess of net investment income                                  (0.01)
                                                                     ------
      Total distributions declared to shareholders                   $(0.51)
                                                                     ------
Net asset value - end of period                                      $ 8.53
                                                                     ======
Total return(+)                                                     (9.45)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          1.00%+
  Net investment income                                              10.25%+
Portfolio turnover                                                     127%
Net assets at end of period (000 omitted)                            $2,052

  * For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
(S) The investment adviser agreed to maintain expenses of the Fund, exclusive of managements and distribution and service fees, at not more than 0.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                            $ 0.33
    Ratios (to average net assets):
      Expenses##                                                      4.90%+
      Net investment income                                           6.35%+

See notes to financial statements

------------------------------------------------------------------------------
PERIOD ENDED JANUARY 31,                                               1999**
------------------------------------------------------------------------------
                                                                     CLASS  B
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $10.00
                                                                       ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.47
  Net realized and unrealized loss on investments and foreign
    currency transactions                                               (1.45)
                                                                       ------
      Total from investment operations                                 $(0.98)
                                                                       ------
Less distributions declared to shareholders -
  From net investment income                                           $(0.47)
  In excess of net investment income                                    (0.01)
                                                                       ------
      Total distributions declared to shareholders                     $(0.48)
                                                                       ------
Net asset value - end of period                                        $ 8.54
                                                                       ======
Total return                                                          (9.69)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.65%+
  Net investment income                                                 9.60%+
Portfolio turnover                                                       127%
Net assets at end of period (000 omitted)                              $4,308

 ** For the period from the commencement of the Fund's investment operations,
    July 1, 1998, through January 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser agreed to maintain expenses of the Fund, exclusive of managements and distribution and service fees, at not more than 0.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
    Net investment income                                              $ 0.28
    Ratios (to average net assets):
      Expenses##                                                        5.55%+
      Net investment income                                             5.70%+

See notes to financial statements

-------------------------------------------------------------------------------
PERIOD ENDED JANUARY 31,                                               1999***
-------------------------------------------------------------------------------
                                                                      CLASS  C
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $10.00
                                                                        ------

Income from investment operations# -
  Net investment income(S)                                              $ 0.47
  Net realized and unrealized loss on investments and foreign
    currency transactions                                                (1.47)
                                                                        ------
      Total from investment operations                                  $(1.00)
                                                                        ------

Less distributions declared to shareholders -
  From net investment income                                            $(0.47)
  In excess of net investment income                                     (0.01)
                                                                        ------
      Total distributions declared to shareholders                      $(0.48)
                                                                        ------
Net asset value - end of period                                         $ 8.52
                                                                        ======
Total return                                                           (9.89)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.65%+
  Net investment income                                                  9.60%+
Portfolio turnover                                                        127%
Net assets at end of period (000 omitted)                                 $941

*** For the period from the commencement of the Fund's investment operations,
    July 1, 1998, through January 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser agreed to maintain expenses of the Fund, exclusive of managements distribution and service fees, at not more than 0.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
    Net investment income                                               $ 0.27
    Ratios (to average net assets):
      Expenses##                                                         5.55%+
      Net investment income                                              5.54%+

See notes to financial statements

-------------------------------------------------------------------------------
PERIOD ENDED JANUARY 31,                                          1999****
-------------------------------------------------------------------------------
                                                                  CLASS  I
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $10.00
                                                                        ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.64
  Net realized and unrealized loss on investments and foreign
    currency transactions                                                (1.55)
                                                                        ------
      Total from investment operations                                  $(0.91)
                                                                        ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.52)
  In excess of net investment income                                     (0.01)
                                                                        ------
      Total distributions declared to shareholders                      $(0.53)
                                                                        ------
Net asset value - end of period                                         $ 8.56
                                                                        ======
Total return                                                           (8.96)%++
Ratios (to average net assets)/Supplemental
data(S):
  Expenses##                                                             0.65%+
  Net investment income                                                 11.10%+
Portfolio turnover                                                        127%
Net assets at end of period (000 omitted)                               $ --

**** For the period from the commencement of the Fund's investment operations,
     July 1, 1998, through January 31, 1999.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
 (S) The investment adviser agreed to maintain expenses of the Fund, exclusive of managements distribution and service fees, at not more than 0.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
     Net investment income                                              $ 0.41
     Ratios (to average net assets):
       Expenses##                                                        4.55%+
       Net investment income                                             7.20%+

See notes to financial statements


NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Yield Opportunities Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an opened-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk. Than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended January 31, 1999, $1,129 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for defaulted securities and currency transactions, and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

At January 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $351,410, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2007 ($351,410).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management and distribution and service fees such that the Fund's other expenses do not exceed 0.00% of average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $160 for the period ended January 31, 1999.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $4,701 for the period ended January 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for not attributable to a securities dealer, which amounted to $492 for the period ended January 31, 1999. Fees incurred under the distribution plan during the period ended January 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $202 and $0 for Class B and Class C shares, respectively, for the period ended January 31, 1999. Fees incurred under the distribution plan during the period ended January 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended January 31, 1999, were $0, $3, and $0 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $13,307,588 and $6,034,152, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $7,222,497
                                                                   ----------
Gross unrealized appreciation                                      $  203,342
Gross unrealized depreciation                                        (282,034)
                                                                   ----------
    Net unrealized depreciation                                    $  (78,692)
                                                                   ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                                PERIOD ENDED JANUARY 31, 1999*
                                                ------------------------------
                                                         SHARES        AMOUNT
------------------------------------------------------------------------------
Shares sold                                             472,706   $ 4,288,642
Shares issued to shareholders in reinvestment of
  distribution                                            9,169        78,586
Shares reacquired                                      (241,246)   (1,993,787)
                                                        -------   -----------
    Net increase                                        240,629   $ 2,373,441
                                                        =======   ===========

Class B Shares
                                                PERIOD ENDED JANUARY 31, 1999*
                                                ------------------------------
                                                         SHARES        AMOUNT
------------------------------------------------------------------------------
Shares sold                                             553,031   $ 4,823,469
Shares issued to shareholders in reinvestment of
  distributions                                           3,552        30,138
Shares reacquired                                       (52,403)     (457,181)
                                                        -------   -----------
    Net increase                                        504,180   $ 4,396,426
                                                        =======   ===========

Class C Shares
                                                PERIOD ENDED JANUARY 31, 1999*
                                                ------------------------------
                                                         SHARES        AMOUNT
------------------------------------------------------------------------------
Shares sold                                             127,217   $ 1,112,271
Shares issued to shareholders in reinvestment of
  distributions                                           1,180         9,966
Shares reacquired                                       (18,004)     (157,003)
                                                        -------   -----------
    Net increase                                        110,393   $   965,234
                                                        =======   ===========
* For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 1, 1999.

Class I Shares
                                                PERIOD ENDED JANUARY 31, 1999*
                                                ------------------------------
                                                         SHARES        AMOUNT
------------------------------------------------------------------------------
Shares sold                                                  16   $       160
Shares issued to shareholders in reinvestment of
  distributions                                               1             5
Shares reacquired                                            --            --
                                                        -------   -----------
    Net increase                                             17   $       165
                                                        =======   ===========

* For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended January 31, 1999, was $0. The Fund had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust III and Shareholders of MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Opportunities Fund (a series of MFS Series Trust III) as of January 31, 1999, the related statements of operations, changes in net assets and the financial highlights for the ten-year period ended January 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund at January 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the period from July 1, 1998 (commencement of investment operations) to January 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 5, 1999

--------------------------------------------------------------------------------
  FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

MFS(R) HIGH YIELD OPPORTUNITIES FUND

TRUSTEES                                        SECRETARY
Richard B. Bailey* - Private Investor;          Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                       ASSISTANT SECRETARY
                                                James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                CUSTODIAN
J. Atwood Ives - Chairman and Chief             State Street Bank and Trust Company
Executive Officer, Eastern Enterprises
(diversified services company)                  AUDITORS
                                                Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                            INVESTOR INFORMATION
                                                For MFS stock and bond market outlooks, call toll
William J. Poorvu - Adjunct Professor,          free: 1-800-637-4458 anytime from a touch-tone
Harvard University Graduate School of           telephone.
Business Administration
                                                For information on MFS mutual funds,
Charles W. Schmidt - Private Investor           call your financial adviser or, for an
                                                information kit, call toll free:
Arnold D. Scott* - Senior Executive             1-800-637-2929 any business day from 9
Vice President, Director, and Secretary,        a.m. to 5 p.m. Eastern time (or leave a
MFS Investment Management                       message anytime).

Jeffrey L. Shames* - Chairman, Chief            INVESTOR SERVICE
Executive Officer, and Director,                MFS Service Center, Inc.
MFS Investment Management                       P.O. Box 2281
                                                Boston, MA 02107-9906
Elaine R. Smith - Independent Consultant
                                                For general information, call toll free:
David B. Stone - Chairman and Director,         1-800-225-2606 any business day from 8 a.m. to
North American Management Corp.                 8 p.m. Eastern time.
(investment advisers)
                                                For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                              toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company        a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                             your phone must be equipped with a
Boston, MA 02116-3741                           Telecommunications Device for the Deaf.)

DISTRIBUTOR                                     For share prices, account balances, and exchanges,
MFS Fund Distributors, Inc.                     call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                             anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                WORLD WIDE WEB
PORTFOLIO MANAGER                               www.mfs.com
Robert J. Manning*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) HIGH YIELD                                          ------------
OPPORTUNITIES FUND                                          BULK RATE
                                                           U.S. POSTAGE
[logo] M F S(R)                                                PAID
INVESTMENT MANAGEMENT                                           MFS
WE INVENTED THE MUTUAL FUND(R)                             ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MHO-2 3/99 5M 70/270/370/870